Exhibit 10.5

August 8, 2005

VIA FACSIMILE AND DHL EXPRESS

DHL Express (USA), Inc.
1200 South Pine Island Road
Plantation, FL 33324

Attn:	Jon Olin
Senior Vice President
General Counsel & Secretary

Re:	Second Amendment to the Hub and Line-Haul Services Agreement, by and between DHL Express (USA), Inc. (“Groundco”) and ABX Air, Inc. (“Airco”), dated August 15, 2003 (the “Hub Services Agreement”).

Dear John:

This letter is intended to confirm the agreement between Groundco and Airco to amend the Hub Services Agreement in order to accommodate the requirements of each other.

Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Hub Services Agreement.

The Hub Services Agreement is hereby amended, modified and/or confirmed as follows:

(a) Section 5.2 of the Hub Services Agreement is hereby amended to provide as follows:

5.2 With respect to Section 5.2 of the Hub Services Agreement, solely during the period from July 1, 2005 to December 31, 2005, the maximum Base Markup that Airco can charge Groundco under the Hub Services Agreement shall be decreased from 1.75% to 1.25%.

(b) Section 5.4 of the Hub Services Agreement is hereby amended to provide as follows:

5.4 With respect to Section 5.4 of the Hub Services Agreement, solely during the period from July 1, 2005 to December 31, 2005, the maximum incremental mark-up that ABX Air can earn from the quarterly cost-related incentives under the Hub Services Agreement shall be increased from 25% to 48.15%.

Jon Olin

August 8, 2005

2 of 2

(c) Section 9.1 of the Hub Services Agreement is hereby amended to provide as follows:

With respect to Section 9.1, in the first sentence, delete the phrase, “three (3)” and in lieu thereof, substitute the phrase, “four (4)”; to extend the original term of the Hub Services Agreement by one (1) additional year.

Except as amended or modified by this letter, the terms and conditions of the Hub Services Agreement shall remain in full force and effect.

Please acknowledge Groundco’s acceptance of the foregoing by signing and dating both counterparts of this letter of amendment and returning one counterpart to me for my records.

Sincerely,

ABX Air, Inc.

/s/ Joseph C. Hete
Joseph C. Hete President & Chief Executive Officer

ACCEPTED AND AGREED:

DHL Express (USA), Inc.

By:	/s/ Jon Olin
Jon Olin
Senior Vice President
General Secretary & Counsel

Date: August 9, 2005